AMENDMENT NO. 16 TO AMENDED AND RESTATED COMMERCIAL LOAN AND
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                    SECURITY AGREEMENT AND WAIVER AGREEMENT
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     This AMENDMENT NO. 16 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY
AGREEMENT AND WAIVER AGREEMENT (this "Agreement") is made as of the 1st day of May, 2011, by and among TRANS-LUX CORPORATION, a Delaware corporation, with its chief executive office and principal place of business located at 26 Pearl Street, Norwalk, Connecticut 06850 ("Borrower"), each of the other corporations signatory hereto as guarantors (collectively, the "Guarantors"), and PEOPLE'S UNITED BANK (formerly known as People's Bank), a Connecticut chartered banking corporation with an office located at 350 Bedford Street, Stamford, Connecticut 06901 ("Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender has made certain loans (collectively, the "Loans") to Borrower pursuant to a certain Amended and Restated Commercial Loan and Security Agreement dated as of December 23, 2004 (the "Original LSA"), as amended by a certain Amendment No.1 to Amended and Restated Commercial Loan and Security Agreement dated as of May 9, 2006, as further amended by a letter agreement dated November 16, 2006, as further amended by a letter agreement dated April 2, 2007, as further amended by a letter agreement dated May 17, 2007 as further amended by a certain Amendment No. 5 to Amended and Restated Commercial Loan and Security Agreement dated as of August 9, 2007, as further amended by a letter agreement dated March 24, 2008, as further amended by a letter agreement dated March 27, 2008, as further amended by a certain Amendment No. 8 to Amended and Restated Commercial Loan and Security Agreement dated as of May 20, 2008, as further amended by a certain Amendment No. 9 to Amended and Restated Commercial Loan and Security Agreement dated as of July 16, 2008, as further amended by a letter agreement dated August 13, 2008, as further amended by a letter agreement dated November 14, 2008, as further amended by a letter agreement dated November 20, 2008, as further amended by a certain Amendment No. 13 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of September 4, 2009, as further amended by a certain Amendment No. 14 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of April 2, 2010, and as further amended by a certain Amendment No. 15 to Amended and Restated Commercial Loan and Security Agreement and Waiver Agreement dated as of August 1, 2010 (collectively, the "Prior Amendments"); WHEREAS, in addition to the Prior Amendments, the Original LSA was also amended by a letter agreement dated April 20, 2009 and a letter agreement dated August 14, 2009 (collectively, the "2009 Letter Agreements") (the Original LSA, as amended by the Prior Amendments and the 2009 Letter Agreements and as further amended from time to time, being hereinafter referred to as, the "LSA");

     WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LSA;

     WHEREAS, the Guarantors have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Amended and Restated

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Unlimited Guaranty dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guaranty");

     WHEREAS, as security for its obligations to the Lender, including, without limitation, those arising under the LSA the Borrower has, among other things, granted to the Lender a lien on and security interest in all of its personal property assets pursuant to the LSA; WHEREAS, as security for their respective obligations to the Lender under the Guaranty, each Secured Guarantor has granted to the Lender a lien on and security interest in all of its personal property assets pursuant to a certain Amended and Restated Guarantor Security Agreement dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guarantor Security Agreement");

     WHEREAS, Borrower and the Guarantors (collectively, the "Obligors") have requested Lender to (i) extend the maturity date of the Revolving Loans and the Converted Term Loan to November 1, 2011; (iii) add Trans-Lux Southwest Corporation, a New Mexico corporation and Trans-Lux Energy Corporation, a Connecticut corporation: and (iv) amend and modify certain other covenants all as more particularly set forth herein, and

     WHEREAS, Section 10.1 of the LSA provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each Obligor agree as follows:

1.  Acknowledgments, Affirmations and Representations and Warranties.

     a.  The Obligors acknowledge, affirm, represent and warrant that:

          (i) All of the statements contained herein are true and correct and that each understands that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

          (ii) As of May 1, 2011 the Borrower is legally and validly indebted to the Lender: (A) by virtue of the Revolving Loan in the principal outstanding amount of $3,960,000.00, and (B) by virtue of the Converted Term Loan in the principal amount of $770,833.00, plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys' fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

          (iii) Each Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender.

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          (iv) The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

          (v) The Borrower has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

          (vi) The resolutions previously adopted by the Board of Directors of each of the Guarantors and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

          (vii) Each Guarantor has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

          (viii) All representations, warranties and covenants contained in, and schedules and exhibits to, the LSA, the Guaranty and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade except that Schedule 4.4(c) to the LSA relating to outstanding indebtedness of the Borrower and the Guarantors is hereby updated and replaced with Schedule 4.4(c) attached hereto, and except that Schedule 1 and Schedule 4.13 to the LSA are also hereby updated and replaced as more particularly set forth herein below..

          (ix) After giving effect to the waivers set forth herein, no Default currently exists under the LSA, the Guaranty or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under any of the Loan Documents but for the giving of notice or passage of time, or both.

          (x) The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or any Guarantor's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any Guarantor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or any Guarantor.

          (xi) Each of the Theater Business Guarantors (as defined below) were part of the Borrower's theater business division; the assets of each of the Theater Business Guarantors were sold pursuant to a certain Asset Purchase Agreement dated July 7, 2008 among Marwit Capital Partners II, L.P. and the Borrower; and each of the Theater Business Guarantors have either been dissolved or merged into another Guarantor. For purposes hereof, "Theater Business Guarantors" means Trans-Lux Durango Corporation, Trans-Lux Four Corners Corporation,

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Trans-Lux Los Lunas Corporation, Trans-Lux Summit Corporation, Trans-Lux Taos
Corporation, Trans-Lux Valley Corporation, Trans-Lux Wyoming Corporation, Trans-Lux Castle Rock Corporation, Trans-Lux Cocteau Corporation, Trans-Lux Colorado Corporation, Trans-Lux Desert Sky Corporation, Trans-Lux Dreamcatcher Corporation, Trans-Lux High Five Corporation, Trans-Lux Laramie Corporation, Trans-Lux Loma Corporation, Trans-Lux Skyline Corporation, Trans-Lux Starlight Corporation, Trans-Lux Storyteller Corporation, Trans-Lux New Mexico Corporation, and Trans-Lux Cinema Consulting Corporation.

2.  Amendment of LSA and other Loan Documents.

     a.  Section 1.1 of the LSA entitled "Defined Terms" is amended as follows:

          (i) by adding the following new definitions in alphabetical order:

               "Additional Guarantors" means: (i) Trans-Lux Southwest Corporation, a New Mexico corporation, and (ii) Trans-Lux Energy Corporation, a Connecticut corporation.

               "Existing Guarantors" means all of the Subsidiaries listed on
Schedule 1 attached hereto (other than the Additional Guarantors).

          (ii) by deleting the definition of "Guarantors" set forth therein in its entirety and by substituting the following therefor:

               "Guarantors" means the Existing Guarantors, the Additional Guarantors and all other Subsidiaries which become Guarantors as required pursuant to Section 5.17 hereof.

          (iii) by deleting the definition of "Guaranty" set forth therein in its entirety and by substituting the following therefor:

               "Guaranty" means: (i) the Amended and Restated Unlimited Guaranty of each of the Existing Guarantors dated as of December 23, 2004 in the form of Exhibit F attached hereto, and (ii) the Unlimited Guaranty of the Additional Guarantors dated as of May 1, 2011 in the form of Exhibit F-1 attached hereto.

          (iv) by deleting the definition of "Maturity Date" set forth therein in its entirety and by substituting the following therefor:

               "Maturity Date" means: (i) with respect to the Converted Term Loan, November 1, 2011; and (ii) with respect to all outstanding Revolving Loans, November 1, 2011.

          (v) by deleting the definition of "Termination Date" set forth therein in its entirety and by substituting the following therefor:

               "Termination Date" means: (i) with respect to the Line of Credit Commitment December 31, 2006; and (ii) with respect to the Revolving Loan Commitment, November 1, 2011.

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     b.  Article 2 of the LSA entitled "AMOUNTS AND TERMS OF LOANS" is hereby amended as follows:

          (i) by amending Section 2.4 entitled "Conversion to the Converted Term Loan" by deleting subsection (b) therein in its entirety and by substituting the following therefor:

               "(b) The Converted Term Loan shall be evidenced by, and repaid with interest in accordance with, the Fourth Amended and Restated Converted Term Loan Promissory Note of the Borrower dated as of May 1, 2011 in the original principal amount of $770,833.00, a copy of which is attached hereto as Exhibit D (such promissory note is referred to herein as the "Converted Term Note"), which Converted Term Note amends, restates, supersedes and replaces in its entirety that certain Third Amended and Restated Converted Term Loan Promissory Note of the Borrower dated as of August 1, 2010 in the original principal amount of $1,070,833.00 (the "Existing Converted Term Note"), provided, however, that the amendment, restatement and replacement of the Existing Converted Term Note shall in no way be construed as a novation of the Borrower's indebtedness evidenced by the Existing Converted Term Note."

     c. Article 7 of the LSA entitled "FINANCIAL COVENANTS" is hereby amended as follows:

          (i) by amending and restating Section 7.4A entitled "Senior Debt Coverage Ratio" in its entirety as follows: the following new Section immediately after Section 7.4:

          "Section 7.4A Senior Debt Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ending September 30, 2011, in each case for the then ended year-to date period, a ratio of (a) Net Profits for such period, plus depreciation and amortization expense of the Borrower and its Subsidiaries for such period, plus Interest Expense for such period, minus Non-Financed Capital Expenditures for such period, minus total dividends and shareholder distributions made by Borrower and its Subsidiaries during such period divided by (b) Current Maturities of Long-Term Debt with respect to all Senior Debt for such period, plus Interest Expense on all Senior Debt for such period, of not less than 1.0-to-1.0."

     d. Exhibit D to the LSA is hereby deleted in its entirety and a copy of the Fourth Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of May 1, 2011 in the original principal amount of $770,833.00, a copy of which is attached hereto as Exhibit A (the "Fourth Amended and Restated Converted Term Note") is hereby substituted therefor.

     e. The Unlimited Guaranty of the Additional Guarantors in the form of Exhibit B attached hereto is hereby attached to the LSA as Exhibit F-1 (the "Additional Guarantor Guaranty").

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     f.  Schedule 1 (Guarantors) to the LSA is hereby amended, restated and replaced in its entirety with the schedule attached hereto as Schedule 1.

     g. Schedule 4.13 (Capital Stock of Guarantors) to the LSA is hereby amended, restated, and replaced in its entirety with the schedule attached hereto as Schedule 4.13.

     h. Any reference in any of the Notes or any of the other Loan Documents to: (i) the Amended and Restated Commercial Loan and Security Agreement between the Borrower and the Lender dated as of December 23, 2004 (howsoever defined) shall be amended to refer to and mean the Original LSA, as amended by the Amendments and as further amended and modified by this Agreement; (ii) the Converted Term Note shall refer to and mean the Fourth Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of May 1, 2011, in the original principal amount of $770,833.00, a copy of which is attached hereto as Exhibit A, and (iii) the Guaranty shall refer to and mean (A) the Amended and Restated Unlimited Guaranty of each of the Guarantors dated as of December 23, 2004 in the form attached to the LSA as Exhibit F and
(B) the Unlimited Guaranty of the Additional Guarantors dated as of May 1, 2011, a copy of which is attached hereto as Exhibit B.

3. Waiver of Covenant Default. At the request of the Borrower, the Lender has agreed to waive certain existing and prospective covenant defaults of Borrower under the LSA as follows:

     a. The Borrower is currently in default under the Senior Debt Coverage Ratio set forth in Section 7.4A of the LSA for the test period of the Borrower ending December 31, 2010 (the "Financial Covenant Default") and the Lender hereby waives the Financial Covenant Default for the test period ending December 31, 2010 (the "Financial Covenant Default Waivers").

     b. The Obligors acknowledge that one or more of them have failed to make certain pension plan contributions which were due on April 15, 2011 (the "Pension Plan Contribution Defaults") and, that as a result thereof, there has occurred an Event of Default under the LSA. In addition, the Obligors further acknowledge that one or more of them do not expect to make certain pension plan contributions which are due on July 15, 2011 (the "Anticipated Pension Plan Contribution Defaults") and, that if such contributions are not made, there shall occur an Event of Default under the LSA. Subject to the proviso herein below, the Lender hereby agrees to waive such Pension Plan Contribution Defaults with respect to the April 15, 2011 payment date and to prospectively waive the Anticipated Pension Plan Contribution Defaults with respect to the July 15, 2011 payment date, provided, however, that in the event that the IRS or any other Governmental Authority takes any enforcement action or otherwise exercises any rights and remedies it may have against any Obligor with respect to such Pension Plan Contribution Defaults and/or such Anticipated Pension Plan Contribution Defaults (any such enforcement action or exercise of rights and remedies being referred to as a "Pension Plan Enforcement Action"), any such Pension Plan Enforcement Action shall constitute a separate and distinct Event of Default under and within the meaning of the LSA which shall entitle the Lender to exercise any and all of its rights and remedies thereunder and at law.

     c. By their signatures below, each of the Obligors hereby acknowledges and agrees that the Financial Covenant Default Waiver and the waivers set forth in
Section 3.b. above are

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one-time waivers for the period or dates specifically specified above and that the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the LSA or any of the other Loan Documents, nor constitute or be construed or interpreted, directly or by implication, as a waiver of or an amendment or modification to any other obligation of any Obligor to the Lender under the LSA or any of the other Loan Documents.

4. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the prior satisfaction of the following conditions precedent (the date of such satisfaction herein referred to as the "Amendment Effective Date"):

     a. The representations and warranties of the Obligors contained herein shall be true and correct in all material respects.

     b.  There shall exist no Default or Event of Default.

     c. The Lender shall have received evidence satisfactory to the Lender that all requisite corporate and company action necessary for the valid execution, delivery and performance by each of the Obligors of this Agreement and all other instruments and documents delivered by the Obligors, or any one of them, in connection herewith has been taken.

     d. Borrower shall execute and deliver to the Lender the Fourth Amended and Restated Converted Term Note.

     e. The Additional Guarantors shall execute and deliver to the Lender the Additional Guarantor Guaranty.

     f. In connection with the amendments and waiver contemplated by this Agreement, the Borrower shall have paid to the Lender a non-refundable amendment fee in an amount of $3,500.00 (the "Amendment and Waiver Fee").

5. Post Closing Conditions. Within ten (10) Business Days of the date hereof, the Lender shall have received: (i) authorizing resolutions with respect to each Additional Guarantor with respect to the Additional Guarantor Guaranty, (b) copies of the certificate of incorporation and bylaws of each of the Additional Guarantors, (c) a secretary's certificate including an incumbency certification for each Additional Guarantor, (d) certificates of good standing or legal existence, as applicable, for each Additional Guarantor, and (e) such other corporate and other due diligence matters pertaining to each of the Additional Guarantors as the Lender may require, each of which shall be in form and content satisfactory to the Lender in its sole discretion. The failure to deliver any of the forgoing items within the stated time shall constitute an Event of Default under the LSA.

6. Effect of Amendment; Reaffirmation of Liens and other Obligations. Lender and each Obligor hereby agree and acknowledge that (except as provided in this Agreement and the Fourth Amended and Restated Converted Term Note), the LSA, the Guaranty, the Notes and the other Loan Documents (together with all Schedules and Exhibits attached hereto) remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and each Obligor that this Agreement and the LSA be read, construed and interpreted as

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one and the same instrument.  In addition, without limiting the generality of the foregoing: (i) the Borrower acknowledges, affirms and agrees that the Lender's security interest in the Collateral shall continue to secure any and all of the Borrower's indebtedness to the Lender, including without limitation, the indebtedness arising under the LSA, as amended hereby; and (ii) each Guarantor acknowledges, affirms and agrees that (A) the Obligations of the Borrower to the Lender which have been guaranteed by such Guarantor include, without limitation the Loans, as modified hereby; and (B) each Secured Guarantor acknowledges, affirms and agrees that the Lender's security interest in the Collateral (as defined in the Guarantor Security Agreement) shall continue to secure the payment and performance of all of its obligations and liabilities to the Lender arising under the Guaranty.

7. Fees and Expenses. In addition to the Amendment and Waiver Fee, the Borrower agrees to pay all reasonable legal fees and expenses of Lender incurred in connection with the preparation, negotiation and execution of this Agreement.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

9. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

10. Capitalized Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LSA.

11. Benefit. This Agreement shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

                        [NEXT PAGE IS A SIGNATURE PAGE]

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     IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this
Agreement as of the date first above written.

WITNESSES:

 /s/ Witness
------------------------                TRANS-LUX CORPORATION

 /s/ Witness                            By: /s/ Angela D. Toppi
------------------------                   -----------------------------------
                                        Name:  Angela D. Toppi
                                        Its:  Executive Vice President
                                        Duly Authorized


                                        TRANS-LUX DISPLAY CORPORATION
                                        TRANS-LUX MIDWEST CORPORATION
                                        TRANS-LUX COMMERCIAL CORPORATION
                                        (f/k/a Trans-Lux West Corporation)
                                        TRANS-LUX SERVICE CORPORATION
                                        TRANS-LUX MONTEZUMA CORPORATION
                                        TRANS-LUX REAL ESTATE CORPORATION
                                        TRANS-LUX MULTI-MEDIA CORPORATION
                                        TRANS-LUX LOVELAND CORPORATION
 /s/ Witness                            TRANS-LUX MOVIE OPERATIONS CORPORATION
------------------------                TRANS-LUX MULTIMEDIA CORPORATION

 /s/ Witness                            By: /s/ Angela D. Toppi
------------------------                   -----------------------------------
                                        Name:  Angela D. Toppi
                                        Its:  Executive Vice President


 /s/ Witness                            PEOPLE'S UNITED BANK (formerly known as
------------------------                People's Bank)

 /s/ Witness                            By: /s/ Gaetan R. Frosina
------------------------                   -----------------------------------
                                        Name: Gaetan R. Frosina
                                        Its: Reg. Mgr. & SVP
                                        Duly Authorized



        [Signature Page (1) to Amendment No. 16 to Amended and Restated
          Commercial Loan and Security Agreement and Waiver Agreement]